     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH   , 1999

                                                      REGISTRATION NO. 333-57681
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                WRL SERIES LIFE
                               CORPORATE ACCOUNT
                             (EXACT NAME OF TRUST)

                         WESTERN RESERVE LIFE ASSURANCE
                                  CO. OF OHIO
                              (NAME OF DEPOSITOR)

                              201 HIGHLAND AVENUE
                              LARGO, FLORIDA 33770
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                    COPY TO:

           THOMAS E. PIERPAN, ESQ.                         STEPHEN E. ROTH, ESQ.
 WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO           SUTHERLAND ASBILL & BRENNAN LLP
             201 HIGHLAND AVENUE                      1275 PENNSYLVANIA AVENUE, N.W.
            LARGO, FLORIDA 33770                         WASHINGTON, DC 20004-2415
   (NAME AND COMPLETE ADDRESS OF AGENT FOR
                  SERVICE)

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement


     It is proposed that this filing will become effective:



          [ ] Immediately upon filing pursuant to paragraph (b)



          [ ] On (date) pursuant to paragraph (b)



          [X] 60 days after filing pursuant to paragraph (a)(1).



          [ ] On (date) pursuant to paragraph (a)(1) of Rule 485.



     SECURITIES BEING OFFERED:  Variable Adjustable Life Insurance Policies


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                      AND

                       WRL SERIES LIFE CORPORATE ACCOUNT


     Western Reserve Life Assurance Co. of Ohio ("Western Reserve") is offering the variable adjustable life insurance policy (the "Policy") described in this prospectus. Certain Policy provisions may vary based on the state where Western Reserve issues the Policy. Western Reserve designed the Policy to provide:



          (1) insurance protection on the life of the insured person named in the Policy, and



          (2) flexibility regarding premium payments and the amount of life insurance benefits payable under the Policy.



     A purchaser of a Policy ("Owner," "you," or "your") may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account (the "Separate Account"). Each subaccount invests its assets in one of the following corresponding mutual fund portfolios (each, a "Portfolio"):




BT INSURANCE FUNDS TRUST:    RUSSELL INSURANCE FUNDS:    FEDERATED INSURANCE SERIES:
-------------------------    ------------------------    ---------------------------
  Small Cap Index Fund       Multi-Style Equity Fund         Prime Money Fund II
 Equity 500 Index Fund        Aggressive Equity Fund
EAFE(R) Equity Index Fund         Non-U.S. Fund
                                  Core Bond Fund


     The prospectuses describing the Portfolios accompany this prospectus and provide information on the investment objectives and risks of investing in the Portfolios. The Owner bears the entire investment risk for amounts allocated to a subaccount. The Policy has no guaranteed minimum value.



     The Policy provides a life insurance benefit payable after the insured person's death, and a Cash Value (total of amounts in the subaccounts and amounts securing Policy loans) that you may obtain by partially withdrawing amounts from the Policy or by completely surrendering the Policy. The amount of the life insurance benefit may, and the Cash Value will, vary daily with the investment results of the subaccounts and any additional premium payments. However, as long as the Policy remains in force, Western Reserve guarantees that the life insurance benefit will never be less than the Face Amount of the Policy. While you are not required to make additional premium payments under the Policy, additional premium payments may be necessary to prevent lapse if there is insufficient Cash Value.



     The Policy provides a free-look period whereby you may cancel the Policy within 20 days after receiving it. Certain states may require a free-look period longer than 20 days. It may not be to your advantage to replace existing insurance with this Policy.



     CURRENT PROSPECTUSES FOR THE PORTFOLIOS MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.



     INTERESTS IN THE POLICY AND SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE POLICY INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS INVESTED.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          Prospectus dated May 3, 1999

                               TABLE OF CONTENTS


DEFINITIONS.................................................      4
SUMMARY.....................................................      6
INVESTMENT EXPERIENCE INFORMATION...........................     10
  Rates of Return...........................................     11
ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE
  INSURANCE BENEFITS........................................     11
WESTERN RESERVE AND THE SEPARATE ACCOUNT....................     15
  Western Reserve...........................................     15
  The Separate Account......................................     15
FACTS ABOUT THE POLICY......................................     17
  Availability of the Policy................................     17
  Applying for a Policy.....................................     17
  Free-Look Period..........................................     17
  Premiums..................................................     17
  Policy Lapse and Reinstatement............................     18
  Allocation of Net Premiums and Cash Value.................     19
  Policy Values.............................................     19
  Transfer Privileges.......................................     20
  Surrenders and Partial Withdrawals........................     22
  Loans.....................................................     22
  Life Insurance Benefits...................................     24
  Duration of the Policy....................................     27
  When Insurance Coverage Takes Effect......................     27
  Payment Options...........................................     28
CHARGES AND DEDUCTIONS......................................     28
  Percent of Premium Load...................................     28
  Deferred Sales Charge.....................................     29
  Monthly Deductions........................................     29
  Administrative Charges....................................     30
  Portfolio Expenses........................................     31
OTHER POLICY PROVISIONS AND BENEFITS........................     31
  Ownership.................................................     31
  Assignment................................................     31
  Western Reserve's Right to Contest the Policy.............     31
  Suicide Exclusion.........................................     32
  Misstatement of Age or Sex................................     32
  Modification of the Policy................................     32
  Payments by Western Reserve...............................     32
  Reports to Owners.........................................     33
  Claims of Creditors.......................................     33
  Dividends.................................................     33
  Supplemental Benefits and/or Riders.......................     33
FEDERAL TAX CONSIDERATIONS..................................     34
  Tax Status of the Policies................................     34
  Tax Treatment of Policy Benefits..........................     35

OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE....     37
  Sale of the Policies......................................     37
  Voting Privileges.........................................     37
  Western Reserve's Directors and Executive Officers........     38
  Executive Officers and Directors of Western Reserve.......     38
  Additional Information....................................     39
  Experts...................................................     39
  Legal Matters.............................................     39
  Legal Proceedings.........................................     39
  Year 2000 Matters.........................................     39
  Financial Statements......................................     40


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

     Accumulation Unit -- A unit of measurement used to calculate values under the Policy.


     Administrative Office -- Western Reserve's administrative office located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, (610) 439-5253.


     Attained Age -- The Insured's age on the Effective Date, plus the number of complete Policy Years since the Effective Date.


     Beneficiary -- The person(s) to whom Western Reserve pays the Life Insurance Benefit proceeds upon the Insured's death.


     Cash Value -- During the free look period, the Cash Value is the amount in the General Account. After the free look period, the Cash Value is the sum of the value of the Policy's accumulation units in each Subaccount and the Loan Account.

     Code -- The Internal Revenue Code of 1986, as amended.


     Due Proof of Death -- Proof of death satisfactory to Western Reserve. Due Proof of Death may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or
(3) any other proof satisfactory to Western Reserve.



     Effective Date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. Western Reserve uses the Effective Date to determine Policy Months, Policy Years, and Policy Anniversaries. If the Effective Date would fall on the 29th, 30th or 31st day of any month, the Effective Date will be the 28th day of the month.



     Face Amount -- A dollar amount the Owner selects that is shown in the Policy and used to determine the Life Insurance Benefit.



     General Account -- Western Reserve's assets other than those allocated to the Separate Account or any other separate account Western Reserve establishes.


     Indebtedness -- The Loan Amount plus any accrued loan interest.

     Insured -- The person whose life is insured by the Policy.

     Issue Age -- The Insured's age on the Effective Date.

     Lapse -- Termination of the Policy at the expiration of the Late Period while the Insured is still living.

     Late Period -- A 62-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

     Life Insurance Benefit -- The amount payable to the Beneficiary under a Life Insurance Benefit Option before adjustments if the Insured dies while the Policy is in force.

     Life Insurance Benefit Option -- One of three options that an Owner may select for the computation of the Life Insurance Benefit Proceeds.


     Life Insurance Benefit Proceeds -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force. The Life Insurance Benefit Proceeds include reductions for any outstanding Indebtedness and any due and unpaid charges.



     Loan Account -- A portion of the General Account to which Western Reserve transfers Cash Value to provide collateral for any loan taken under the Policy.


     Loan Account Value -- The Cash Value in the Loan Account.


     Loan Amount -- The Loan Amount on the last Policy Anniversary plus any new loans minus any loan repayments. On each Policy Anniversary, Western Reserve adds unpaid loan interest to the Loan Amount.

     Monthly Deduction Day -- The same date in each succeeding month as the Effective Date. Whenever the Monthly Deduction Day falls on a date other than a Valuation Day, Western Reserve will deem the Monthly Deduction Day to be the next Valuation Day.


     Net Cash Value -- The amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Policy loan and any loan interest due.

     Net Premium -- The portion of any premium available for allocation to the Subaccounts equal to the premium paid less the applicable percent of premium load.

     1940 Act -- The Investment Company Act of 1940, as amended.

     NYSE -- New York Stock Exchange.

     Owner -- The owner of the Policy, as shown in Western Reserve's records. All of the rights and benefits of the Policy belong to the Owner, unless otherwise stated in the Policy.


     Planned Premium -- The premium the Owner selects as a level amount that he or she plans to pay on a quarterly, semi-annual or annual basis over the life of the Policy.


     Policy Anniversary -- The same date in each Policy Year as the Effective Date.

     Policy Month -- A one-month period beginning on the Monthly Deduction Day.

     Policy Year -- A twelve-month period beginning on the Effective Date or on a Policy Anniversary.

     SEC -- U.S. Securities and Exchange Commission.


     Separate Account -- WRL Series Life Corporate Account, a separate investment account Western Reserve established to receive and invest Net Premiums allocated under the Policy.


     Settlement Option -- The manner in which an Owner or Beneficiary elects to receive the amount of any surrender or partial withdrawal or the Life Insurance Benefit Proceeds.


     Subaccount -- A subdivision of the Separate Account, whose assets are invested in a corresponding Portfolio.


     Subaccount Value -- The Cash Value in a Subaccount.

     Target Premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702(A) of the Code.

     Valuation Day -- For each Subaccount, each day on which the New York Stock Exchange is open for business except for days that a Subaccount's corresponding Portfolio does not value its shares.

     Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                                    SUMMARY


     The following summary of prospectus information provides a brief overview of the more significant aspects of the Policy. You should read this summary in conjunction with the detailed information appearing elsewhere in this prospectus.



     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:


        - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

        - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

1.  WHAT IS THE POLICY'S OBJECTIVE?


     The Policy's provides for:



          - the payment of a minimum Life Insurance Benefit to a Beneficiary upon the Insured's death;



          - the accumulation of Cash Value; and



          - surrender rights and Policy loan privileges.



     The Policy allows Owners to allocate Net Premiums to one or more Subaccounts of the Separate Account. Each Subaccount invests in a designated Portfolio. Western Reserve does not guarantee the amount and/or duration of the life insurance coverage and the Cash Value of the Policy, both of which may increase or decrease depending upon the investment experience of the Subaccounts. Accordingly, the Owner bears the investment risk of any depreciation in value of the underlying assets of the Separate Account but reaps the benefits of any appreciation in value. (See Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums, p. 18.)


2.  WHAT LIFE INSURANCE BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

     The Policy provides the payment of benefits upon the death of the Insured. The Policy contains three Life Insurance Benefit (also known as death benefit) options.


          - Under Life Insurance Benefit Option 1, the Life Insurance Benefit is the greater of the Face Amount of the Policy, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.



          - Under Life Insurance Benefit Option 2, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.



          - Under Life Insurance Benefit Option 3, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.



     Western Reserve may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy. (See Payment of Policy Benefits -- Settlement Options, p. 27.)



     Certain optional insurance benefits are available under the Policy. Western Reserve will deduct the cost of these optional insurance benefits from Cash Value as part of the monthly deduction. (See Charges and Deductions -- Monthly Deductions From Your Cash Value, p. 28.)


3.  HOW MAY THE AMOUNT OF THE LIFE INSURANCE BENEFIT AND CASH VALUE VARY?

     Under any Life Insurance Benefit Option, as long as the Policy remains in force, the Life Insurance Benefit will not be less than the current Face Amount of the Policy. The Life Insurance Benefit may, however, exceed the Face Amount under certain circumstances. The amount by which the Life Insurance Benefit exceeds the Face Amount depends upon the option chosen and the Cash Value of the Policy. The amount of Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges, and additions for any additional insurance benefits added by rider. (See Facts About the Policy -- Life Insurance Benefits, p. 23.)

     The Policy's Cash Value will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, any partial withdrawals, and any charges imposed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Account. Western Reserve does not guarantee a minimum Cash Value. (See Facts About the Policy -- Policy Values, p. 18.)

4.  MAY AN OWNER ADJUST THE AMOUNT OF THE LIFE INSURANCE BENEFIT?


     The Owner has significant flexibility to adjust the Life Insurance Benefit payable by changing the Life Insurance Benefit Option type, and by increasing or decreasing the Face Amount of the Policy or adding riders to increase the total Life Insurance Benefit payable. You may not change the Life Insurance Benefit Option type during the first Policy Year. (See Life Insurance
Benefits -- Changing the Life Insurance Benefit Option, p. 25.) Owners also may not change the Face Amount during the first Policy Year. Any increase in the Face Amount will require additional evidence of insurability satisfactory to Western Reserve, and will result in additional charges. (See Facts About the Policy -- Life Insurance Benefits, p. 23; and Monthly Deductions From Your Cash Value -- Cost of Insurance, p. 28.)


5.  WHAT FLEXIBILITY DOES AN OWNER HAVE REGARDING PREMIUMS?

     An Owner has considerable flexibility concerning the amount and frequency of premiums. Western Reserve will require the Owner to pay an initial premium before insurance coverage is in force. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Premiums, p. 16.)


     Each Owner will determine a schedule for premium payments ("Planned Periodic Premium"). The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. Your Policy will prescribe the amount and frequency of Planned Periodic Premiums and you may change them upon written request. (See Premiums, p. 16.)


     Failing to pay Planned Periodic Premiums will not itself cause the Policy to lapse, and paying Planned Periodic Premiums will not guarantee that the Policy remains in force. Additional premiums may be necessary to prevent lapse if the Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without a sufficient payment. (See Policy Lapse and Reinstatement -- Lapse, p. 17.)

6.  WHEN WILL THE POLICY LAPSE?


     The Policy will Lapse when Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. (See Charges and Deductions -- Monthly Deductions From Your Cash Value, p. 28; and Policy Lapse and Reinstatement, p. 17.) Such a Lapse could happen if the investment experience has been sufficiently unfavorable and results in a decrease in the Net Cash Value, or the Net Cash Value has decreased because the Owner did not pay enough premiums to offset the monthly charges.


7.  HOW ARE NET PREMIUMS ALLOCATED?

     The portion of the premium available for allocation ("Net Premium") equals the premium paid less the applicable percent of premium load. (See Charges and Deductions -- Charges Deducted From Premiums, p. 27.) The Owner initially determines the allocation of the Net Premium among the Subaccounts of the Separate Account, each of which invests in shares of a designated Portfolio. Each Portfolio has a different investment objective. (See Investments of the Separate Account, p. 15.)


     Until the end of the free-look period, Western Reserve will allocate all premiums to the General Account, notwithstanding the allocation instructions in the application. (See Free-Look Period, p. 16.) You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner, or by calling the Administrative Office at (610) 439-5253.



     An Owner may transfer Cash Value among the Subaccounts, subject to certain restrictions. The transfer will be effective on the first Valuation Date on or following the day the Administrative Office receives appropriate notice of such transfer. (See Transfers, p. 19.)


8.  IS THERE A "FREE-LOOK" PERIOD?

     The Policy provides a free-look period whereby the Owner may cancel the Policy within 20 days after receiving it. Certain states require a free-look period longer than 20 days, either for all Owners or for certain classes of Owners. In most states, Western Reserve will refund the greater of the Policy's Cash Value as of the date the Policy is returned or the amount of premiums paid, less any partial withdrawals. (See Free-Look Period, p. 16.) Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.

9.  MAY THE POLICY BE SURRENDERED?


     The Owner may totally surrender the Policy at any time and receive the Net Cash Value of the Policy. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged in that Policy Year. (See Charges and Deductions -- Percent of Premium Load, p. 27.)


     Subject to certain limitations, the Owner may also make partial withdrawals from the Policy at any time after the first Policy Year. (See Surrenders and Partial Withdrawals, p. 21.) If Life Insurance Benefit Option 1 is in effect, partial withdrawals will reduce the Policy's Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and total partial withdrawals are greater than the sum of the premiums, the Face Amount is reduced by the amount of the partial withdrawals minus the sum of the premiums; otherwise the Face Amount is not reduced.

10.  WHAT IS THE LOAN PRIVILEGE?


     After the first Policy Anniversary, an Owner may obtain a Policy loan in any amount (minimum $500) which is not greater than 90% of the Cash Value less any already outstanding loan. Western Reserve retains the right to permit a Policy loan prior to the first Policy Anniversary for certain Policies. A loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Considerations, p. 32.)



     The interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the date the loan is repaid. Western Reserve will transfer the requested amount of a loan, plus interest for one year in advance, from the Subaccounts to the Loan Account and credit this amount at the end of each Policy Year with interest at a rate of 4% per year. Upon repayment of a loan, Western Reserve will transfer amounts in the Loan Account in excess of the outstanding value of the loan to the Subaccounts in the same manner as Net Premium allocations.


     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 33.)

11.  WHAT CHARGES AND DEDUCTIONS ARE ASSESSED UNDER THE POLICY?


     Western Reserve assesses certain charges and deductions under the Policy to compensate for services and benefits provided, costs and expenses incurred, and risks assumed by Western Reserve in connection with the

Policies. Some charges are assessed as percentages of Cash Value or premium payments, and others are assessed as a flat dollar amount. The charges and deductions under the Policy include the following:


     PERCENT OF PREMIUM LOAD. During the first Policy Year, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 3.0% of each premium received in excess of the Target Premium. After the first Policy Year, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 7.5% of each premium received in excess of the Target Premium. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits." If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged in that Policy Year. (See Charges and Deductions -- Percent of Premium Load, p. 27.)


     DEFERRED SALES CHARGE. On each Policy Anniversary during Policy Years 2 - 7, Western Reserve deducts a deferred sales charge equal to 1.5% of all premiums paid during the first Policy Year.

     MONTHLY DEDUCTION. Each month, Western Reserve makes a Monthly Deduction from the Cash Value to cover the cost of administering the Policies (Monthly Policy Charge), the cost of providing insurance protection under the Policy (including any insurance benefits provided by rider), and the mortality and expense risk charge.


     MONTHLY POLICY CHARGE. Western Reserve deducts a monthly charge equal to $16.50 in the first Policy Year, and $4.00 (current, $10 maximum) in subsequent Policy Years to compensate Western Reserve for the cost of administering the Policies.



     MORTALITY AND EXPENSE RISK CHARGE. On each Monthly Deduction Day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of 0.75% of the Cash Value in the Subaccounts in the first Policy Year, and 0.25% of the Cash Value in the Subaccounts in subsequent Policy Years. The maximum annual rate of this charge in any Policy Year is 0.90% of the Cash Value in the Subaccounts.


     TRANSFER CHARGE. Western Reserve reserves the right to apply a $25 transfer charge for each transfer after the first 12 transfers in any Policy Year.


     PARTIAL WITHDRAWAL CHARGE. Western Reserve deducts a charge equal to the lesser of $25 or 2% of the amount requested to cover administrative expenses associated with each partial withdrawal.



     PORTFOLIO EXPENSES. The Portfolios incur investment advisory fees and other expenses that are reflected as an annual rate of the average daily net assets of each Portfolio. The levels of the fees and expenses for the year ended December 31, 1998 vary among the Portfolios and are described below and in the prospectuses for the Portfolios:



                                  MANAGEMENT FEE              OTHER              TOTAL
                                   (AFTER WAIVER      EXPENSES (AFTER WAIVER     ANNUAL
           PORTFOLIO             OR REIMBURSEMENT)      OR REIMBURSEMENT)       EXPENSES
           ---------             -----------------    ----------------------    --------
Small Cap Index*...............           %                       %                  %
Equity 500 Index*..............           %                       %                  %
EAFE(R) Equity Index*..........           %                       %                  %
Multi-Style Equity**...........           %                       %                  %
Aggressive Equity**............           %                       %                  %
Non-U.S.**.....................           %                       %                  %
Core Bond**....................           %                       %                  %
Prime Money II***..............           %                       %                  %


---------------

  * For the year ended December 31, 1998, the investment adviser voluntarily agreed to waive a portion of its management fee with respect to each Portfolio. Without such waiver, each Portfolio's management fee would have
    been equal to the following: Small Cap Index --   %; Equity 500
    Index --   %; and EAFE(R) Equity Index --   %. The expense table reflects a
    voluntary undertaking by the investment adviser to
    waive or reimburse expenses such that the total annual expenses of the Portfolio for the fiscal year would not exceed the following percentages of
    the Portfolios' average daily net assets: Small Cap Index --   %; Equity 500
    Index --   %; and EAFE(R) Equity Index --   %. Absent this undertaking,
    Total Annual Expenses would be the following: Small Cap Index --   %; Equity
    500 Index --   %; and EAFE(R) Equity Index --   %.



 ** For the year ended December 31, 1998, the investment adviser of these
    Portfolios voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Portfolio's total operating expenses exceed the amounts set forth under "Total Annual Expenses." Additionally, the investment adviser voluntarily agreed to reimburse each of these Portfolios for all remaining expenses after fee waivers which exceeded the amounts set forth above for each Portfolio under "Total Annual Expenses." Absent such waiver and reimbursement, the
    management fees and total annual expenses would have been   % and   % for
    Multi-Style Equity;   % and   % for Aggressive Equity;   % and   % for
    Non-U.S.; and   % and   % for Core Bond.



*** For the year ended December 31, 1998, the investment adviser voluntarily agreed to waive a portion of its management fee. Without this waiver, the
    Portfolio's management fee would have been equal to   %, and total annual
    expenses would have been   %.


12.  ARE TRANSFERS PERMITTED AMONG THE SUBACCOUNTS?

     An Owner may transfer Cash Value among the Subaccounts of the Separate Account. Each Policy Year, you may make 12 Cash Value transfers without incurring any charge. Each additional transfer in a Policy Year may be subject to a transfer charge of $25. Western Reserve may at any time revoke or modify the transfer privilege. (See Transfers, p. 19.)

13.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?

     Western Reserve intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Code. Under certain circumstances, a Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the Life Insurance Benefit. (See Tax Treatment of Policy Benefits -- Modified Endowment Contracts, p. 34.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, any distributions of gains generally will be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the Policy and then as disbursing taxable income. Moreover, loans and loans secured by a Policy will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. For further elaboration on the tax consequences of a Policy, see Federal Tax Considerations, p. 32.


     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. You should consult a tax adviser with respect to legislative developments and their effect on the Policy. (See Federal Tax Considerations, p. 32.)


                       INVESTMENT EXPERIENCE INFORMATION

     The information provided in this section shows the historical investment experience of the Portfolios and hypothetical illustrations of the Policy based on the historical investment experience of the Portfolios. It does not represent or project future investment performance.

     The Policies became available for sale and the Separate Account began operations in December of 1998. The Portfolios' dates of inception are indicated in the table below. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios has and will vary throughout the year.

Rates of Return


     The rates of return shown below are based on the Portfolios' actual investment performance, after the deduction of investment advisory fees and other expenses of the Portfolios. The rates are average annual compounded rates of return for the periods ended on December 31, 1998.


     These rates of return do not reflect the percent of premium load, deferred sales loads, or monthly deductions from Cash Value. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.


AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE PERIODS ENDED DECEMBER 31,
1998



                                                              SINCE
              PORTFOLIO (DATE OF INCEPTION)                 INCEPTION    1 YEAR
              -----------------------------                 ---------    ------
Small Cap Index (8/25/97).................................         %          %
Equity 500 Index (10/1/97)................................         %          %


EAFE(R) Equity Index (10/1/97)............................         %          %
Multi-Style Equity (1/2/97)...............................         %      N/A
Aggressive Equity (1/2/97)................................         %      N/A
Non-U.S. (1/2/97) ........................................         %      N/A
Core Bond (1/2/97)........................................         %      N/A
Prime Money II (11/21/94).................................         %          %


     Additional information regarding the Portfolios' investment performance appears in the prospectuses for the Portfolios.

    ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE INSURANCE BENEFITS

     The following illustrations have been prepared to show how certain values under a hypothetical Policy would change with varying levels of assumed investment performance over an extended period of time. In particular, the illustrations show how the Cash Value, Net Cash Value and Life Insurance Benefit under a Policy with Life Insurance Benefit Option 3 covering an Insured of the male sex, non-tobacco and Age 35 on the Effective Date, would vary over time if premiums were paid annually and the return on the assets in the Portfolios were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE FOR PURPOSES OF ILLUSTRATION ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6%, and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


     The illustrations assume that the assets in the Portfolios are subject to
an annual expense ratio of      % of the average daily net assets. This annual
expense ratio is based on the average of the expense ratios of each of the Portfolios for the last fiscal year and take into account current expense reimbursement arrangements. For information on Portfolio expenses, see the prospectuses for the Portfolios.


     The illustrations also reflect the application of the percent of premium load, the monthly Policy charge, the deduction of the deferred sales load, and the monthly deduction from Cash Value for the hypothetical Insured. Western Reserve's current cost of insurance charge, mortality and expense risk charges, and monthly Policy charge and the higher guaranteed maximum cost of insurance, mortality and expense risk and monthly Policy charges Western Reserve has the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no other charges for Federal or state income taxes are currently made against the Separate Account and assume no Loan Account Value or charges for supplemental benefits.


     After deduction of Portfolio expenses, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net
annual rates for the Separate Account of      %,      % and      %,
respectively. Net annual rates of return for the Separate Account are not equal to net annual rates of return for the Policy because the Separate Account rates do not reflect all charges to the Policy.


     The illustrations are based on Western Reserve's sex distinct rates for non-tobacco users. Upon request, Western Reserve will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.


         [Registrant will provide revised illustrations by amendment.]

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

         Specified Amount:           $250,000                               Guaranteed Issue Class
         Annual Premium:             $13,615                                Life Insurance Benefit Option III

                     USING CURRENT COST OF INSURANCE RATES
--------------------------------------------------------------------------------

                                                 LIFE INSURANCE BENEFIT
                                      ---------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS AND NET
                                               ANNUAL INVESTMENT RETURN OF
       END OF           PREMIUMS      ---------------------------------------------
       POLICY          ACCUMULATED     0% (GROSS)      6% (GROSS)      12% (GROSS)
        YEAR              AT 5%       -.862% (NET)    5.138% (NET)    11.138% (NET)
       ------          -----------    ------------    ------------    -------------
1....................  $   14,296       $263,615       $  263,615      $   263,615
2....................      29,306        277,230          277,230          277,230
3....................      45,067        290,845          290,845          290,845
4....................      61,616        304,460          304,460          304,460
5....................      78,993        318,075          318,075          318,075
6....................      97,238        331,690          331,690          338,040
7....................     116,396        345,305          345,305          404,028
8....................     136,512        358,920          360,787          473,547
9....................     157,633        372,535          402,531          545,864
10...................     179,810        386,150          444,400          623,079
15...................     308,482        454,225          641,442        1,072,945
20...................     472,703        522,300          833,154        1,687,030
30...................     949,793        658,450        1,201,251        3,697,464
40...................   1,726,923        794,600        1,603,268        7,791,980
50...................   2,992,787        930,750        2,089,195       16,467,840
60...................   5,054,744          lapse        2,735,971       35,635,523

                                        CASH VALUE                                     NET CASH VALUE
                       ---------------------------------------------    ---------------------------------------------
                            ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
                                ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
       END OF          ---------------------------------------------    ---------------------------------------------
       POLICY           0% (GROSS)      6% (GROSS)      12% (GROSS)      0% (GROSS)      6% (GROSS)      12% (GROSS)
        YEAR           -.862% (NET)    5.138% (NET)    11.138% (NET)    -.862% (NET)    5.138% (NET)    11.138% (NET)
       ------          ------------    ------------    -------------    ------------    ------------    -------------
1....................    $ 11,847       $   12,466      $    13,187       $ 11,847       $   12,466      $    13,187
2....................      23,468           25,331           27,583         23,468           25,331           27,583
3....................      34,985           38,744           43,458         34,985           38,744           43,458
4....................      46,415           52,753           60,995         46,415           52,753           60,995
5....................      57,769           67,393           80,380         57,769           67,393           80,380
6....................      69,049           82,701          101,819         69,049           82,701          101,819
7....................      80,250           98,701          125,475         80,250           98,701          125,475
8....................      91,570          115,637          151,778         91,570          115,637          151,778
9....................     102,786          133,289          180,750        102,786          133,289          180,750
10...................     113,898          151,672          212,655        113,898          151,672          212,655
15...................     167,789          255,554          427,468        167,789          255,554          427,468
20...................     218,468          382,181          773,867        218,468          382,181          773,867
30...................     301,336          715,030        2,200,872        301,336          715,030        2,200,872
40...................     321,076        1,170,268        5,687,577        321,076        1,170,268        5,687,577
50...................      76,908        1,755,626       13,838,521         76,908        1,755,626       13,838,521
60...................       lapse        2,510,066       32,693,140          lapse        2,510,066       32,693,140

---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

         Specified Amount:           $250,000                               Guaranteed Issue Class
         Annual Premium:             $13,615                                Life Insurance Benefit Option III

                    USING GUARANTEED COST OF INSURANCE RATES
--------------------------------------------------------------------------------

                                                 LIFE INSURANCE BENEFIT
                                      ---------------------------------------------
                                             ASSUMING HYPOTHETICAL GROSS AND
                                             NET ANNUAL INVESTMENT RETURN OF
END OF                  PREMIUMS      ---------------------------------------------
POLICY                 ACCUMULATED     0% (GROSS)      6% (GROSS)      12% (GROSS)
YEAR                      AT 5%       -.862% (NET)    5.138% (NET)    11.138% (NET)
------                 -----------    ------------    ------------    -------------
1....................  $   14,296       $263,615       $  263,615      $   263,615
2....................      29,306        277,230          277,230          277,230
3....................      45,067        290,845          290,845          290,845
4....................      61,616        304,460          304,460          304,460
5....................      78,993        318,075          318,075          318,075
6....................      97,238        331,690          331,690          331,690
7....................     116,396        345,305          345,305          381,052
8....................     136,512        358,920          358,920          444,632
9....................     157,633        372,535          376,088          510,014
10...................     179,810        386,150          413,530          579,054
15...................     308,482        454,225          582,228          966,206
20...................     472,703        522,300          732,267        1,459,685
30...................     949,793        658,450          973,477        2,891,647
40...................   1,726,923        794,600        1,170,617        5,354,665
50...................   2,992,787          lapse        1,344,181        9,683,626
60...................   5,054,744          lapse        1,540,237       17,749,994

                                        CASH VALUE                                     NET CASH VALUE
                       ---------------------------------------------    ---------------------------------------------
                            ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
                                ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
END OF                 ---------------------------------------------    ---------------------------------------------
POLICY                  0% (GROSS)      6% (GROSS)      12% (GROSS)      0% (GROSS)      6% (GROSS)      12% (GROSS)
YEAR                   -.862% (NET)    5.138% (NET)    11.138% (NET)    -.862% (NET)    5.138% (NET)    11.138% (NET)
------                 ------------    ------------    -------------    ------------    ------------    -------------
1....................    $ 11,430       $   12,036      $    12,744       $ 11,430       $   12,036      $    12,744
2....................      22,490           24,299           26,487         22,490           24,299           26,487
3....................      33,401           37,030           41,581         33,401           37,030           41,581
4....................      44,158           50,243           58,162         44,158           50,243           58,162
5....................      54,751           63,954           76,379         54,751           63,954           76,379
6....................      65,175           78,176           96,396         65,175           78,176           96,396
7....................      75,422           92,927          118,339         75,422           92,927          118,339
8....................      85,689          108,442          142,510         85,689          108,442          142,510
9....................      95,764          124,532          168,879         95,764          124,532          168,879
10...................     105,638          141,136          197,629        105,638          141,136          197,629
15...................     151,702          231,963          384,943        151,702          231,963          384,943
20...................     190,590          335,902          669,580        190,590          335,902          669,580
30...................     227,384          579,451        1,721,218        227,384          579,451        1,721,218
40...................     101,148          854,465        3,908,515        101,148          854,465        3,908,515
50...................       lapse        1,129,564        8,137,504          lapse        1,129,564        8,137,504
60...................       lapse        1,413,048       16,284,398          lapse        1,413,048       16,284,398

---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    WESTERN RESERVE AND THE SEPARATE ACCOUNT

WESTERN RESERVE


     Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve engages in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. Western Reserve's main office is located at 201 Highland Avenue, Largo, Florida 33770; however, the mailing address is P.O. Box 5068, Clearwater, FL 33758-5068. Western Reserve's Administrative Office for this Policy is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.


     Western Reserve is a wholly owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is a wholly owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

     PUBLISHED RATINGS. Western Reserve may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms and should not be considered as bearing on the investment performance of assets held in the Separate Account. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). The ratings also do not relate to the performance of the Portfolios.

THE SEPARATE ACCOUNT


     Western Reserve established WRL Series Life Corporate Account (the "Separate Account") as a separate account on December 8, 1997. The Separate Account meets the definition of a "separate account" under the Federal securities laws and its fiscal year ends on December 31. The Separate Account will receive and invest the Net Premiums paid under this Policy.



     The assets of the Separate Account are the property of Western Reserve. The Code of Ohio, under which Western Reserve established the Separate Account, provides that the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Separate Account's assets exceed its liabilities arising under the Policies.


     The Separate Account is currently divided into 8 Subaccounts. Each Subaccount invests exclusively in shares of a single Portfolio. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business Western Reserve may conduct.

     Where permitted by applicable law, Western Reserve may make the following changes to the Separate Account:

          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Separate Account;

          3. Add new subaccounts to or remove existing subaccounts from the Separate Account or combine Subaccounts;

          4. Make Subaccounts (including new subaccounts) available to such classes of Policies as Western Reserve may determine;

          5. Add new portfolios or remove existing Portfolios;

          6. Substitute new portfolios for any existing Portfolios if shares of the Portfolio are no longer available for investment or if Western Reserve determines that investment in a Portfolio is no longer appropriate in light of the purposes of the Separate Account;

          7. Deregister the Separate Account under the 1940 Act if such registration is no longer required; and

          8. Operate the Separate Account as a management investment company under the 1940 Act or as any other form permitted by law.


     Western Reserve will not make any such changes without any necessary approval of the SEC and applicable state insurance departments. Western Reserve will notify Owners of any changes.


     INVESTMENTS OF THE SEPARATE ACCOUNT. The Subaccounts of the Separate Account invest in shares of the corresponding Portfolios. Each Portfolio is part of a series mutual fund which is registered with the SEC as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

     The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Certain Subaccounts and corresponding Portfolios may not be available to residents of some states.


     The paragraphs below summarize each Portfolio's investment objectives and policies. There is no assurance that any of the Portfolios will achieve its stated objective. The information below also identifies the investment adviser (and, where applicable, the investment sub-adviser) to each Portfolio. More detailed information, including a description of risks, can be found in the prospectuses for the Portfolios which should be read carefully.


     BT INSURANCE FUNDS TRUST (each Portfolio managed by Bankers Trust Global Investment Management):

     Small Cap Index seeks to replicate as closely as possible (before expenses) the return of the Russell 2000 Small Stock Index(R) ("Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. This Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

     Equity 500 Index seeks to replicate as closely as possible (before deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500"), an index emphasizing large-capitalization stocks. This Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.

     EAFE(R) Equity Index seeks to replicate as closely as possible (before deduction of expenses) the total return of the Europe, Australia, Far East Index (the "EAFE Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.

     RUSSELL INSURANCE FUNDS (each Portfolio managed by Frank Russell Investment Management Company):

     Multi-Style Equity seeks to provide income and capital growth by investing principally in equity securities.

     Aggressive Equity seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity by investing in equity securities.

     Non-U.S. seeks to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

     Core Bond seeks to maximize total return, through capital appreciation and income by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities.

     FEDERATED INSURANCE SERIES (Portfolio managed by Federated Advisors):

     Prime Money II seeks current income consistent with stability of principal and liquidity by investing in high-quality money market instruments.

     Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain Portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. It is possible that a material conflict may arise between the interests of Owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a Portfolio. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the Portfolios currently foresee any such disadvantages, Western Reserve and each Portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


                             FACTS ABOUT THE POLICY

AVAILABILITY OF THE POLICY


     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:


     - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

     - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

APPLYING FOR A POLICY


     To purchase a Policy, Western Reserve must receive a completed application at the Administrative Office. Under Western Reserve's current rules, the minimum Face Amount of a Policy is generally $25,000. Western Reserve will generally issue Policies to Insureds who supply satisfactory evidence of insurability sufficient to Western Reserve. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.


FREE-LOOK PERIOD


     An Owner may cancel a Policy for a refund during the "free-look period" by returning it to Western Reserve or to the sales representative who sold it. The free-look period expires 20 days after delivery of the Policy. Certain states may require a free-look period longer than 20 days. If you decide to cancel the Policy, Western Reserve will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Western Reserve will refund an amount equal to the greater of the Cash Value as of the date the Policy is returned, or the premiums paid less any partial withdrawals. Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.


PREMIUMS

     PREMIUM FLEXIBILITY. Owners are not required to adhere to any rigid and inflexible premium schedule. Western Reserve may require the Owner to pay an initial premium. Thereafter, up to age 100 and subject to the maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. When making premium payments during the first Policy Year, an Owner should consider the effect of the sales charge and the deferred sales charge. See Charges and Deductions -- Percent of Premium Load; and Deferred Sales Charge.

     PLANNED PERIODIC PREMIUMS. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

     The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Value. Thus, even if Planned Periodic

Premiums are paid by the Owner, the Policy will nonetheless lapse any time Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without a sufficient payment being made.


     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If you pay a premium which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Western Reserve will return any part of the premium in excess of that amount, and will not accept any further premiums until allowed by the current maximum premium limitations set forth under Federal tax laws.



     PAYMENT OF PREMIUMS. Any payment made by check or money order must be payable to Western Reserve Life Assurance Co. of Ohio. Western Reserve will treat payments made by the Owner as a premium payment unless clearly marked as loan repayments. Western Reserve will deduct certain charges from each premium payment. (See Charges and Deductions, p.27). As an accommodation to Owners, Western Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an initial premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("fax") of a completed application. An initial premium accepted via wire transfer with fax will be allocated in accordance with current procedures explained in the section entitled Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums. An initial premium made by wire transfer not accompanied by a simultaneous fax, or accompanied by a fax of an incomplete application will be applied at the unit value next determined not later than two business days after receipt of an appropriate fax or a complete application. However, if Western Reserve cannot obtain the fax or essential information within five business days, Western Reserve shall inform the applicant of the reasons for the delay, and will return the initial premium to the applicant unless the applicant specifically consents to allow Western Reserve to retain the initial premium until the required fax or essential information is received.



     If Western Reserve later receives the application with original signature and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the fax, Western Reserve will reallocate the initial premium on the first Valuation Day on or following the date the Policy is issued, in accordance with the allocation instructions in the application with original signature.


     Owners wishing to make payments via bank wire should instruct their banks
to wire Federal Funds as follows:                                              .

     First National Bank of Maryland
     ABA #052000113
     For credit to account of Western Reserve #89487643
     Include your name and Policy number on all correspondence.

POLICY LAPSE AND REINSTATEMENT


     LAPSE. The failure to make a Planned Periodic Premium payment will not itself cause the Policy to Lapse. Lapse will only occur where Net Cash Value is insufficient to cover the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. If the Net Cash Value is insufficient to cover the monthly deduction, the Owner must pay during the Late Period a payment at least sufficient to provide a Net Premium to cover the sum of the monthly deductions due within the Late Period. Such a lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Cash Value, or the Net Cash Value has decreased because not enough premiums have been paid to offset the monthly charges.



     If Net Cash Value is insufficient to cover the monthly deduction, Western Reserve will notify the Owner and any assignee of record of the minimum payment needed to keep the Policy in force. The Owner will then have a Late Period of 62 days, measured from the date notice is sent to the Owner, for Western Reserve to receive sufficient payments. If Western Reserve does not receive a sufficient payment within the Late Period, the Policy will lapse. If Western Reserve receives a sufficient payment during the Late Period, Western Reserve will allocate any resulting Net Premium among the Subaccounts, and will charge any monthly deductions due to such Subaccounts, in accordance with the Owner's then current instructions. (See Allocation of Premiums and Cash Value -- Allocation of Net Premiums, and Charges and Deductions --

Cash Value Charges.) If the Insured dies during the Late Period, the Life Insurance Benefit Proceeds will equal the amount of the Life Insurance Benefit Proceeds immediately prior to the commencement of the Late Period, reduced by any due and unpaid charges.


     REINSTATEMENT. You may reinstate a lapsed Policy any time within five years after the date of Lapse by submitting the following items to Western
Reserve:


          1. A written application for reinstatement from the Owner;

          2. Evidence of insurability satisfactory to Western Reserve; and

          3. A premium that, after the charges against premiums, is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     Western Reserve reserves the right to decline a reinstatement request. Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Deduction Day on or next following the date Western Reserve approves the application for reinstatement.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

     NET PREMIUMS. The Net Premium equals the premium paid less any applicable percent of premium load. (See Charges and Deductions -- Percent of Premium
Load). When an initial premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Effective Date.


     ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner will allocate Net Premiums to one or more of the Subaccounts of the Separate Account. Notwithstanding the allocation in the application, the initial premium, less charges, will be allocated during the free-look period to the General Account and will earn interest at an annual rate (minimum 4%) declared by Western Reserve. At the end of the free-look period, Western Reserve allocates the Net Premium, including interest earned during the free-look period, to the Subaccounts as directed in the application. Western Reserve deems the Policy to be delivered four days after it is mailed for the purpose of allocating the Net Premium (including interest) at the end of the free-look period. (See Facts About The Policy -- Free-Look Period.)



     The minimum percentage of each premium that you may allocate to any Subaccount is 1%; percentages must be in whole numbers. You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner, or by calling the Administrative Office. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding telephone instructions for transfers among Subaccounts. (See Transfer Privileges.) Upon instructions from the Owner, the registered representative or agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes to the allocation of Net Premiums. Investment returns from the amounts allocated to Subaccounts of the Separate Account will vary with the investment experience of these Subaccounts and the Owner bears the entire investment risk.


POLICY VALUES


     CASH VALUE. The Cash Value serves as the starting point for calculating certain values under a Policy. The Cash Value is the sum of all Subaccount Values and the Loan Account Value and therefore varies to reflect the investment experience of the Subaccounts. Western Reserve determines the Cash Value on the date the Policy is issued and on each Valuation Day thereafter. The Cash Value may be more or less than premiums paid. THERE IS NO GUARANTEED MINIMUM CASH VALUE.


     NET CASH VALUE. The Net Cash Value is the amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Indebtedness.

     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the end of the free-look period is equal to the amount of the initial Net Premium allocated to that Subaccount (including any interest credited during the free-look period). On subsequent Valuation Days, the Subaccount Value is equal to that part of any Net Premium allocated to the Subaccount and any Cash Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any Cash Value transferred out of that Subaccount.


     ACCUMULATION UNITS. For each Subaccount, Net Premiums allocated to a Subaccount or amounts of Cash Value transferred to a Subaccount are converted into Accumulation Units. Western Reserve determines the number of Accumulation Units credited to a Policy by dividing the dollar amount of any Net Premium or transfer directed to each Subaccount by the value of an Accumulation Unit for that Subaccount on the transaction date. Therefore, Net Premiums allocated to or amounts transferred to a Subaccount under a Policy increase the number of Accumulation Units of that Subaccount credited to the Policy.



     Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy:



          - Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Accumulation Units of that Subaccount as do:



          - surrender of the Policy;



          - payment of the Life Insurance Benefit Proceeds;



          - Policy loans; and



          - the deduction of the monthly deduction.


     Accumulation Units are canceled as of the end of the Valuation Period in which Western Reserve receives written notice regarding the event. These events are referred to as "Policy transactions."


     Accumulation Units are bought and sold each time there is a Policy transaction. Western Reserve determines the number of Accumulation Units in any Subaccount on any day follows:


          1. From the Accumulation Units as of the prior Monthly Deduction Day, subtract the Accumulation Units sold to pay any partial withdrawals;

          2. Add Accumulation Units bought with Net Premiums received since the prior Monthly Deduction Day;

          3. Subtract Accumulation Units sold to transfer amounts into the Loan Account;

          4.  Add Accumulation Units bought with loan repayments;

          5. Subtract Accumulation Units sold to transfer amounts to other Subaccounts;

          6. Add Accumulation Units bought from amounts transferred from other Subaccounts.


     The number of Accumulation Units on a Monthly Deduction Day is the result of steps 1 through 6 above, minus the number of Accumulation Units sold to pay the monthly deduction charge. If the Monthly Deduction Day is a Policy Anniversary, Western Reserve will increase the number of Accumulation Units by Accumulation Units bought with any amounts transferred from the Loan Account.



     ACCUMULATION UNIT VALUE. Western Reserve determines the value of an Accumulation Unit on any Valuation Day by multiplying the value of that Accumulation Unit on the immediately preceding Valuation Day by the Net Investment Factor for the Valuation Period.



     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of Accumulation Units of a Subaccount from one Valuation Period to the next. Western Reserve determines the Net Investment Factor for any Subaccount for any Valuation Period by dividing 1 by 2, where:


          1. is the result of:

             a. the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

             b. the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; and

          2. is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

     The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

TRANSFER PRIVILEGES


     GENERAL. Owners may transfer Cash Value among the Subaccounts. The amount of Cash Value available for transfer from any Subaccount is determined at the end of the Valuation Period during which the transfer request is received at the Administrative Office. The net asset value for each share of the corresponding Portfolio of any Subaccount is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits -- Cash
Value -- Valuation Day and Valuation Period.) Therefore, any transfer request received after the close of the regular business session of the NYSE, on any day the NYSE is open, will be processed using the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the NYSE, on the next day the NYSE is open for business.


     The minimum amount that you may transfer is the lesser of $500 or the value of all remaining Accumulation Units in a Subaccount, unless Western Reserve agrees otherwise. The Subaccount from which you make a transfer must maintain a minimum balance of $500 after the transfer is completed. If the value of the remaining Accumulation Units in a Subaccount would be less than $500, Western Reserve has the right to include that amount as part of the transfer.



     Owners may make up to 12 transfers of Cash Value without charge during any one Policy Year. After these 12 transfers in a Policy Year, Western Reserve reserves the right to impose a charge of $25 for each subsequent transfer. Western Reserve will not increase the transfer charge. Western Reserve will consider all transfers made in any one day a single transfer and will deduct any transfer charges on a pro-rata basis from each Subaccount from which a transfer was made. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation of Cash Value immediately after the free-look period, will not be treated as a transfer for the purpose of this charge.


     Owners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative or agent of record for the Policy may, upon instructions from the Owner for each transfer, make telephone transfers upon request without the necessity for the Owner to have previously authorized telephone transfers in writing. Transfer requests made by telephone must be verified by a facsimile sent to the Administrative Office before the transfer is made. If, for any reason, an Owner does not want the ability to make transfers by telephone, the Owner should provide written notice to Western Reserve at the Administrative Office. All telephone transfers should be made by calling the Administrative Office.

     Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners, and/or tape recording telephone instructions received from Owners.

     Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at the Administrative Office.

     ASSET REBALANCING PROGRAM. Western Reserve offers a program under which the Owner may authorize Western Reserve to transfer Cash Value periodically to maintain a particular percentage allocation among the Subaccounts. The Cash Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts at the end of each period to match the Policy's currently effective Net Premium allocation schedule. The asset rebalancing program is intended to transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Subaccount will not have losses.

     To qualify for the asset rebalancing program, a minimum Cash Value of $10,000 for an existing Policy, or a minimum initial premium of $10,000 for a new Policy, is required. To participate in the asset rebalancing program, a properly completed asset rebalancing request form, which is available upon request, must be received by Western Reserve.

     Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Effective Date. Following receipt of the asset rebalancing request form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

     There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

     The Owner may terminate participation at any time in the asset rebalancing program by oral or written request to Western Reserve. Participating in the asset rebalancing program will terminate automatically if any transfer is made to, or from, any Subaccount, other than on account of a scheduled rebalancing. If the Owner wishes to resume the asset rebalancing program after it has been canceled, a new asset rebalancing request form must be completed and sent to Western Reserve. The Owner may start and stop participation in the asset rebalancing program at any time; however, Western Reserve reserves the right to restrict entry into the asset rebalancing program to once per Policy Year.

     Western Reserve may discontinue, modify, or suspend, the asset rebalancing program at any time.

SURRENDERS AND PARTIAL WITHDRAWALS


     SURRENDERS. At any time while the Insured is still living and the Policy is in force, the Owner may, by written request, surrender the Policy for its Net Cash Value (which is the Cash Value less any Indebtedness). A surrender is effective as of the date on which a written request for surrender is received by Western Reserve. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged against the premium payments made in the Policy Year of the surrender. Western Reserve will refund 6.0% of the premium paid up to the Target Premium and 3.0% of the premium paid in excess of the Target Premium. (See Charges and Deductions -- Percent of Premium Load, p. 27.) Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated. A surrender may have tax consequences. See Federal Tax Considerations.


     PARTIAL WITHDRAWALS. After the first Policy Year, while the Insured is still living and the Policy is in force, an Owner may apply for a partial withdrawal. The request must be made in writing to the Administrative Office and the amount requested must be at least $500. The maximum amount that may be requested is the amount that would leave at least $500 remaining in the Subaccount from which the partial withdrawal is made. The amount withdrawn is deducted from each of the Subaccounts on a pro rata basis unless you specify otherwise in a written notice to the Administrative Office. Western Reserve generally will pay a partial withdrawal request within seven days following the Valuation Day the request is received.


     There is no limit on the number of partial withdrawals that may be made during a Policy Year. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from each of the Subaccounts unless you provide other written instructions to the Administrative Office.


     If the Owner has selected Life Insurance Benefit Option 1, Western Reserve will reduce the Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Face Amount will not be changed by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and the partial withdrawal is greater than the sum of the premiums paid, the Face Amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the Face Amount is not reduced. Western Reserve may reject any partial withdrawal if it would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder. A partial withdrawal may have tax consequences. See Federal Tax Considerations.

LOANS

     After the first Policy Year as long as the Policy remains in force, the Owner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve permits a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Code. The maximum amount that may be borrowed is 90% of the Cash Value, less any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. See Federal Tax Considerations.

     When you request a loan, Western Reserve will withdraw an amount equal to the requested loan amount plus interest in advance for one year from each of the Subaccounts on a pro-rata basis, unless you specify otherwise in a written notice to the Administrative Office, and transfer this amount to the Loan Account until the loan is repaid.



     Western Reserve normally will pay the amount of the loan within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. Under Western Reserve's current procedures, at each Policy Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Account (including interest credited to the Loan Account during the previous Policy Year). Western Reserve will also make this comparison any time the Owner repays all of the loan, or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Account, Western Reserve will withdraw the difference from the Subaccounts and transfer it to the Loan Account in the same manner as when a loan is made. If the amount in the Loan Account exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Account and transfer it to the Subaccounts in the same manner as current Net Premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.



     INTEREST RATE CHARGED. The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the day the loan is repaid. The current annual interest rate on a Policy loan is 4.75% the first Policy Year and 4.25% in subsequent Policy Years. Loan interest that is unpaid when due will be added to the amount of the loan and will bear interest at the same rate. On the date of the Insured's death, the date the Policy ends, the date of a loan repayment, or any other date Western Reserve specifies, any necessary adjustment will be made in the loan to reflect any interest accrued since the last Policy Anniversary. If an annual interest rate lower than 6% is set, any subsequent increase in the interest rate shall be subject to the following conditions:


          (1) The effective date of any increase in the interest rate for Policy loans shall not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased shall not exceed 1% per year, but the maximum annual interest rate will be 6%.

          (3) Western Reserve will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the annual interest rate, Western Reserve will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) Western Reserve will give notice of any increase in the annual interest rate whenever a loan is made during the 40 days before the effective date of the increase.

     LOAN ACCOUNT INTEREST RATE CREDITED. The amount in the Loan Account will accrue interest at an effective annual rate of 4%. Western Reserve may credit a higher rate, but it is not obligated to do so.

     EFFECT OF POLICY LOANS. A Policy loan affects the Policy, because the Life Insurance Benefit Proceeds and Net Cash Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the Life Insurance Benefit Proceeds and Net Cash Value to increase by the amount of the repayment. As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Account. This amount will not be affected by the Separate Account's investment performance. Amounts transferred from the Separate Account to the Loan Account will affect the Separate Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Separate Account. There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as possible adverse tax consequences which could occur if a Policy lapses with loans outstanding.

     INDEBTEDNESS. Indebtedness equals the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the Cash Value, Western Reserve will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 31 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated.


     REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time. Western Reserve will treat payments made by the Owner while there is Indebtedness as premium payments unless the Owner indicates that the payment should be treated as a loan repayment. If not repaid, Western Reserve may deduct Indebtedness from any amount payable under the Policy. As Indebtedness is repaid, the Policy's value in the Loan Account securing the Indebtedness repaid will be transferred from the Loan Account to the Subaccounts in the same manner as current Net Premiums are allocated. Western Reserve will allocate the repayment of Indebtedness at the end of the Valuation Period during which the repayment is received.


LIFE INSURANCE BENEFITS


     GENERAL. Owners designate in the initial application one of three Life Insurance Benefit Options offered under the Policy: Life Insurance Benefit Option 1 ("Option 1"), Life Insurance Benefit Option 2 ("Option 2"), and Life Insurance Benefit Option 3 ("Option 3"). As long as the Policy remains in force, Western Reserve will, upon receiving due proof of the Insured's death, pay the Life Insurance Benefit Proceeds of a Policy to the named Beneficiary in accordance with the designated Life Insurance Benefit Option. Western Reserve will determine the amount of the Life Insurance Benefit Proceeds payable at the end of the Valuation Period during which the Insured dies. Western Reserve may pay the proceeds in a lump sum or under one or more of the settlement options set forth in the Policy. Western Reserve guarantees that as long as the Policy remains in force, the Life Insurance Benefit under any option will never be less than the Face Amount of the Policy, but the Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider. To qualify the Policy as life insurance under the Code, Owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. The limitation percentages vary from one test to the other. (See Appendix A.)


     OPTION 1. The Life Insurance Benefit is the greater of the Face Amount of the Policy or the applicable percentage (the "limitation percentage") times the Cash Value on the date of death. Accordingly, under Option 1 the Life Insurance Benefit will remain level unless the limitation percentage times the Cash Value exceeds the Face Amount, in which case the amount of the Life Insurance Benefit will vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 1. For purposes of this illustration, assume that the Insured's Attained Age is under 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Life Insurance Benefits. However, because the Life Insurance Benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the Life Insurance Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Cash Value above $20,000 will increase the Life Insurance Benefit by $2.50. Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Face Amount, the Life Insurance Benefit will equal the Face Amount of the Policy.

     OPTION 2. The Life Insurance Benefit is equal to the greater of the Face Amount plus the Cash Value of the Policy or the limitation percentage times the Cash Value on the date of death. Accordingly, under Option 2 the amount of the Life Insurance Benefit will always vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 2. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 2, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above

$33,333 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, Cash Value multiplied by the limitation percentage is less than the Face Amount plus the Cash Value, then the Life Insurance Benefit will be the Face Amount plus the Cash Value of the Policy.

     OPTION 3. The Life Insurance Benefit is equal to the greater of the Face Amount plus cumulative premiums paid less cumulative partial withdrawals, or the corridor percentage times the Cash Value. Accordingly, under Option 3, the amount of Life Insurance Benefit will always vary with the premiums paid and partial withdrawals taken, and may vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 3. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 3, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $24,000, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $24,000 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $24,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

    INSURED'S AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    -------------       ----------
0-40.................    250
  41.................    243
  42.................    236
  43.................    229
  44.................    222
  45.................    215
  46.................    209
  47.................    203
  48.................    197
  49.................    191
  50.................    185
  51.................    178
  52.................    171
  53.................    164
  54.................    157
  55.................    150
  56.................    146
  57.................    142
  58.................    138

    INSURED'S AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    -------------       ----------
  59.................    134
  60.................    130
  61.................    128
  62.................    126
  63.................    124
  64.................    122
  65.................    120
  66.................    119
  67.................    118
  68.................    117
  69.................    116
  70.................    115
  71.................    113
  72.................    111
  73.................    109
  74.................    107
  75.................    105
  76.................    105
  77.................    105

    INSURED'S AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    -------------       ----------
  78.................    105
  79.................    105
  80.................    105
  81.................    105
  82.................    105
  83.................    105
  84.................    105
  85.................    105
  86.................    105
  87.................    105
  88.................    105
  89.................    105
  90.................    105
  91.................    104
  92.................    103
  93.................    102
94-99................    101
100 and older........    100

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

    INSURED'S AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
20...................  631      751
21...................  612      727
22...................  595      704
23...................  577      681
24...................  560      659
25...................  542      638
26...................  526      617
27...................  509      597
28...................  493      578
29...................  477      559
30...................  462      541
31...................  447      523
32...................  432      506
33...................  418      489
34...................  404      473
35...................  391      458
36...................  379      443
37...................  366      428
38...................  355      414
39...................  343      401
40...................  332      388
41...................  322      376
42...................  312      364
43...................  302      353
44...................  293      342
45...................  284      332
46...................  275      322

    INSURED'S AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
47...................  267      312
48...................  259      303
49...................  251      294
50...................  244      285
51...................  237      276
52...................  230      268
53...................  224      261
54...................  218      253
55...................  212      246
56...................  206      239
57...................  201      232
58...................  195      226
59...................  190      219
60...................  186      213
61...................  181      207
62...................  177      201
63...................  172      196
64...................  168      191
65...................  164      186
66...................  161      181
67...................  157      176
68...................  154      172
69...................  151      167
70...................  148      163
71...................  145      159
72...................  142      155
73...................  140      152

    INSURED'S AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
74...................  137      148
75...................  135      145
76...................  133      142
77...................  131      139
78...................  129      136
79...................  127      134
80...................  125      131
81...................  124      129
82...................  122      127
83...................  121      125
84...................  119      123
85...................  118      121
86...................  117      119
87...................  116      118
88...................  115      117
89...................  114      115
90...................  113      114
91...................  112      113
92...................  111      111
93...................  110      110
94...................  109      109
95...................  107      108
96...................  106      106
97...................  105      105
98...................  103      103
99...................  102      102
100..................  100      100

     CHOOSING A LIFE INSURANCE BENEFIT OPTION. As described above and assuming the Life Insurance Benefit is not determined by reference to the limitation percentage, Option 1 will provide a Face Amount of Life Insurance Benefit which does not vary with changes in Cash Value. Thus, under Option 1, as Cash Value increases, Western Reserve's net amount at risk under the Policy will decline. In contrast, Option 2 involves a constant net amount at risk, assuming that the Life Insurance Benefit is not determined by reference to the limitation percentage. The net amount at risk under the Policy for Option 3 is dependent upon the amount and timing of premiums paid. Consequently, there is no generalized pattern as with Options 1 and 2. Therefore, assuming sufficiently positive investment experience, the deduction for cost of insurance under a Policy with an Option 1 Life Insurance Benefit will be less than under a corresponding Policy with an Option 2 or 3 Life Insurance Benefit. Because of this, if investment performance is positive, Cash Value under Option 1 will increase faster than under Options 2 or 3 but the total Life Insurance Benefit under Options 2 or 3 will generally be greater. Thus, Option 1 could be considered more suitable for Owners whose goal is increasing Cash Value based upon positive investment experience while Options 2 and 3 could be considered more suitable for Owners whose goal is increasing total Life Insurance Benefit.

     CHANGING THE LIFE INSURANCE BENEFIT OPTION. Generally, the Life Insurance Benefit Option in effect may be changed by the Owner after the first Policy Year by sending Western Reserve a written request for change. Western Reserve may require proof of insurability. A change in Life Insurance Benefit Option may have Federal income tax consequences. Under Western Reserve's current rules, no change may be made if it would result in a Face Amount less than the minimum Face Amount set forth in the Policy, or if the Policy would not continue to qualify as life insurance as defined under Section 7702 of the Code. The effective date of any change will be the Monthly Deduction Day on or after Western Reserve approves the request. No charges will be imposed for making a change in Life Insurance Benefit Option. If the Life Insurance Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased by an amount equal to the Cash Value on the effective date of change. If the Life Insurance Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased by an amount equal to the Cash Value on the effective date of the change. If the Life Insurance Benefit Option is changed from Option 3 to Option 1, the Face Amount will be increased by the sum of the premiums paid less the sum of partial withdrawals. If the Life Insurance Benefit Option is changed from Option 1 to Option 3, the Face Amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals. Western Reserve will not allow changes between Options 2 and 3.

     HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains in force, Western Reserve guarantees that the Life Insurance Benefit will never be less than the Face Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The Life Insurance Benefit may, however, vary with the Policy's Cash Value. Under Option 1, the Life Insurance Benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Face Amount of the Policy. The Life Insurance Benefit under Option 2 will always vary with the Cash Value because the Life Insurance Benefit equals either the Face Amount plus the Cash Value or the limitation percentage times the Cash Value. The Life Insurance Benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Cash Value multiplied by the limitation percentage exceeds the Face Amount plus cumulative premiums paid less cumulative partial withdrawals.

     CHANGING THE FACE AMOUNT. Subject to certain limitations, an Owner may increase or decrease the Face Amount of a Policy. A change in Face Amount may affect the net amount at risk, which may affect an Owner's cost of insurance charge. A change in Face Amount could also have Federal income tax consequences.

     DECREASES. Any decrease in the Face Amount will become effective on the Monthly Deduction Day on or following receipt of a written request from the Owner by Western Reserve at the Administrative Office. No requested decrease in the Face Amount will be permitted during the first Policy Year. The Face Amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

     INCREASES. For an increase in the Face Amount, written application must be submitted. Western Reserve will also require that additional evidence of insurability be submitted. Western Reserve reserves the right to decline any increase request. Any increase will become effective on the Monthly Deduction Day after Western Reserve approves the request for the increase. No increase in the Face Amount will be permitted during the first Policy Year. An increase need not be accompanied by an additional premium, but there must be sufficient Net Cash Value to cover the next monthly deduction after the increase becomes effective.

DURATION OF THE POLICY

     The Policy's duration depends upon the Net Cash Value. The Policy will remain in force so long as the Net Cash Value is sufficient to pay the monthly deduction. If the Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value.

WHEN INSURANCE COVERAGE TAKES EFFECT

     No life insurance coverage shall take effect unless the proposed Insured is alive, in the same condition of health as described in the application when the Policy is delivered to the Owner, and the full initial premium is paid.

PAYMENT OPTIONS

     The Policy offers a variety of optional ways of receiving proceeds under the Policy, other than in a lump sum. Any agent authorized to sell the Policy can explain these options upon request. None of these options vary with the investment performance of a separate account.

                             CHARGES AND DEDUCTIONS


     The following charges will apply to your Policy under the circumstances described. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by Western Reserve in connection with the Policies, some of which are described below.


     Services and benefits provided by Western Reserve include:

        - the Life Insurance Benefits, cash and loan benefits provided by the Policy;

        - investment options, including Net Premium allocations;

        - administration of elective options under the Policy; and

        - the distribution of reports to Owners.

     Costs and expenses Western Reserve incurs include:

        - those associated with underwriting applications and changes in Face Amount and riders;

        - various overhead and other expenses associated with providing the services and benefits relating to the Policy;

        - sales and marketing expenses; and

        - other costs of doing business, such as federal, state and local premium and other taxes and fees.

     Risks assumed by Western Reserve include the risks that:

        - Insureds may live for a shorter period of time than estimated resulting in the payment of greater Life Insurance Benefits than expected; and

        - the costs of providing the services and benefits under the Policies will exceed the charges deducted.

PERCENT OF PREMIUM LOAD


     Western Reserve deducts certain expenses at the time you make premium payments. Western Reserve then allocates the remainder of each premium (the Net Premium) to the Subaccounts as you direct. The expenses deducted from your premium are intended to compensate Western Reserve for sales expenses and federal and state tax charges. Premium tax charges imposed by different states range from 0.0% to 3.5% of premiums.



     During the first Policy Year, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 3.0% of each premium received in excess of the Target Premium. After the first Policy Year, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 7.5% of each premium received in excess of the Target Premium. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits."



     Since 3.0% is deducted from each premium in excess of the Target Premium received by Western Reserve during the first Policy Year, it may be advantageous to pay such premiums during the first Policy Year rather than after the first Policy Year. However, higher premium amounts paid during the first Policy Year will result in higher amounts being subject to the deferred sales charge in Policy Years 2 through 7 (See

Deferred Sales Charge, below). An Owner deciding the appropriate amount and timing of premium payments should consider the combined effect of the percent of premium load and the deferred sales charge.


     PREMIUM LOAD REFUND AT SURRENDER. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged against the premium payments made in the Policy Year of surrender. Western Reserve will refund 6.0% of the premium paid up to the Target Premium and 3.0% of the premium paid in excess of the Target Premium. The refund only applies to premiums paid in the Policy Year of the surrender, not to all premiums paid since issue. The refund is available only for surrenders occurring in the first three Policy Years, and is not available for partial withdrawals or Policy loans.


DEFERRED SALES CHARGE

     On each Policy Anniversary during Policy Years 2 through 7, Western Reserve deducts from the Cash Value a deferred sales charge equal to 1.5% of premiums paid during the first Policy Year to compensate Western Reserve for a portion of Policy sales expenses. If the Policy is surrendered, this charge is not deducted for Policy Anniversaries not yet reached.

MONTHLY DEDUCTIONS


     Western Reserve deducts the charges listed below from your Cash Value as of the Effective Date and on each Monthly Deduction Day. The deductions are made from the Subaccounts in the same proportion that the Subaccount Value in each Subaccount bears to the total Cash Value as of the Monthly Deduction Day. The monthly deduction consists of


          (1) a monthly Policy charge,

          (2) the monthly cost of insurance charge,

          (3) the cost of any supplemental benefits provider by riders, and

          (4) a factor representing the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. During the first Policy Year, the monthly Policy charge is $16.50 per month. During subsequent Policy Years, the monthly Policy charge currently is $4 per month and is guaranteed not to exceed $10 per month. The monthly Policy charge is paid to Western Reserve for performing administrative services relating to the Policy.

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge compensates Western Reserve for the anticipated cost of paying the amount of the Life Insurance Benefit that exceeds your Cash Value upon the death of the Insured. The cost of insurance charge is calculated monthly, and depends on a number of variables that cause the charge to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. The cost of insurance charge is calculated for the Face Amount at issue and for any increase in Face Amount. The monthly cost of insurance charge is equal to (1) multiplied by the result of (2) minus (3), where:

          (1) is the monthly cost of insurance rate per $1,000 of insurance;

          (2) is the number of thousands of Life Insurance Benefit for the Policy (as defined in the applicable Option 1, Option 2 or Option 3) divided by 1.0032737; and

          (3) is the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance, and after the mortality and expense risk charge, any applicable Policy charge and the cost of any riders are subtracted).

     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, risk class, and number of years that the Policy or increment of Face Amount has been in force. Western Reserve reviews monthly cost of insurance rates on an ongoing basis (at least once every year) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, risk class, and Policy duration. Western Reserve guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the Guaranteed Maximum Cost of Insurance Rates set forth in the Policy.

     In connection with the cost of insurance rates guaranteed in the Policy, Western Reserve places Insureds into standard tobacco and standard non-tobacco risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, Western Reserve places Insureds into the following risk classes: age, sex, tobacco habit and health status, medical issue, simplified issue and guaranteed issue.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are less than or equal to rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and tobacco status in a substandard class.

     Western Reserve does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Western Reserve may offer Policies with unisex mortality tables to such prospective purchasers.


     SUPPLEMENTAL BENEFIT (RIDER) CHARGES. If any additional benefits are added to your Policy, Western Reserve will deduct charges for these benefits as part of the monthly deduction.



     MORTALITY AND EXPENSE RISK CHARGE. Western Reserve deducts a monthly charge from the Cash Value to compensate it for mortality and expense risks that it assumes under the Policy. In the first Policy Year, the monthly charge is equivalent to an effective annual rate of 0.75%. In subsequent Policy Years, the monthly charge is equivalent to an effective annual rate of 0.25%. The charge is calculated as a percentage of the average Cash Value on each Valuation Day during the Policy Month preceding the Monthly Deduction Day. The guaranteed rate for this charge is equivalent to an effective annual rate of 0.90%.



     The mortality risk that Western Reserve assumes is the risk that Insureds, as a group, will live for a shorter period of time than Western Reserve estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Life Insurance Benefit Proceeds that a Beneficiary would receive. The expense risk that Western Reserve assumes is the risk that the monthly Policy charge (and any transfer charge imposed) may be insufficient to cover the actual expenses of administering the Policies. Western Reserve may make a profit from the mortality and expense risk charge, and may use such profit for any lawful purpose including paying distribution expenses.


ADMINISTRATIVE CHARGES


     PARTIAL WITHDRAWAL CHARGE. After the first Policy Year, you may apply for a partial withdrawal. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from the Subaccounts unless you provide other instructions.



     TRANSFER CHARGE. The first 12 transfers during each Policy Year are free. Western Reserve reserves the right to assess a transfer charge of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the transfer charge, each written request of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Western Reserve deducts the transfer charge from the amount being transferred. Transfers due to automatic asset rebalancing, loans or the expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. See the prospectuses for the Portfolios and the Summary of this prospectus for further information on these fees and expenses.

                      OTHER POLICY PROVISIONS AND BENEFITS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner named in the application. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.

     CHANGING THE OWNER. The Owner may change the Owner by providing written notice to Western Reserve at any time while the Insured is alive and the Policy is in force. A change of ownership is effective as of the date that the written notice is signed; however, Western Reserve is not liable for payments it makes before it receives a written notice of a change in ownership. Changing the Owner does not automatically change the Beneficiary. A change in Owner may have significant tax consequences. (See Federal Tax Considerations.)

     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Where more than one Beneficiary is designated, each Beneficiary shares in any Life Insurance Benefit Proceeds equally unless the Beneficiary designation states otherwise.

     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by providing a written notice to Western Reserve at any time while the Insured is alive and the Policy is in force. Any change of Beneficiary is effective as of the date the written notice is signed by the Owner but Western Reserve is not liable for any payments it makes under the Policy prior to the time it receives written notice of any Beneficiary change.

ASSIGNMENT

     While the Insured is living, the Owner may assign his or her rights under this Policy. Western Reserve is not bound by the assignment unless it receives a duplicate of the original assignment at the Administrative Office. Western Reserve is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment. The Owner will maintain any rights of ownership that have not been assigned. An assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in one sum. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount.

WESTERN RESERVE'S RIGHT TO CONTEST THE POLICY

     Western Reserve has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. Western Reserve also has the right to contest the validity of any increase of Face Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, Western Reserve relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, Western Reserve considers statements made in the application(s) to be representations and not warranties.

     In the absence of fraud, Western Reserve cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, Western Reserve cannot contest any increase in coverage effective after the Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Effective Date, Western Reserve's liability is limited to an amount equal to the premiums paid, less any indebtedness and less any partial withdrawals paid. Western Reserve will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Face Amount or additional coverage rider, Western Reserve's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured has been stated incorrectly in the application or any supplemental application, Western Reserve will adjust the Life Insurance Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, Western Reserve will calculate future monthly deductions using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.

MODIFICATION OF THE POLICY

     Only the President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of Western Reserve's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind Western Reserve by making any promise not contained in this Policy.

     Upon notice to the Owner, Western Reserve may modify the Policy to:

          1. conform the Policy, Western Reserve's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Western Reserve or the Separate Account is subject;

          2. assure continued qualification of the Policy as a life insurance contract under the Code; or

          3. reflect a change (permitted by the Policy) in the Separate Account's operation.

     In the event of any such modification, Western Reserve will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PAYMENTS BY WESTERN RESERVE

     Western Reserve usually pays the amounts of any surrender, partial withdrawals, Life Insurance Benefit Proceeds, or settlement options within seven business days after receipt of all applicable written notices and/or due proofs of death. However, Western Reserve can postpone such payments if:

          1. the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

          2. the SEC permits, by an order, the postponement for the protection of Owners; or

          3. the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, Western Reserve has the right to defer payment of surrenders, partial withdrawals, Life Insurance Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

REPORTS TO OWNERS

     Within 30 days after each Policy Anniversary, or more often as required by law, Western Reserve will mail to Owners at their last known address a report showing the following items as of the end of the report period:

          1.  the period covered by the report;

          2.  the current Cash Value and Net Cash Value;

          3.  the current Subaccount Values, and Loan Account Value;

          4.  the current Loan Amount;

          5. any premium payments, partial withdrawals, or surrenders made, Life Insurance Benefit Proceeds paid and charges deducted since the last report;

          6.  current Net Premium allocations; and

          7.  any other information required by law.

     Owners may request additional copies of reports from Western Reserve, but Western Reserve reserves the right to charge a fee for such additional copies. In addition, Western Reserve will send written confirmations of premium payments and other financial transactions requested by Owners. Owners will also be sent copies of the annual and semi-annual report to shareholders for each Portfolio in which they are indirectly invested.

CLAIMS OF CREDITORS

     Except as described in the Assignment section above, payments Western Reserve makes under the Policy are, to the extent permitted by law, exempt from the claims, attachments, or levies of any creditors.

DIVIDENDS

     The Policy is a non-participating policy on which no dividends are payable.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

     The following supplemental benefits and/or riders are available and may be added to a Policy. Monthly charges for these benefits and/or riders are deducted from Cash Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     Term Insurance Rider. The Term Insurance Rider provides term insurance coverage for the Insured on a basis different from the coverage provided under the Policy. The Term Insurance Rider may be purchased at the time of application for the Policy or after the Policy is issued. The Term Insurance Rider increases the death benefit provided under the Policy by the Face Amount of the rider. The Term Insurance Rider terminates at age 100. Owners may reduce or cancel coverage under the Term Insurance Rider separately from reducing the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased, subject to certain minimums, without reducing the coverage under the Term Insurance Rider.

     Western Reserve reserves the right to discontinue the availability of any riders for new Policies at any time, and also reserves the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

                           FEDERAL TAX CONSIDERATIONS

     The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. This discussion is based upon Western Reserve's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Western Reserve makes no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

TAX STATUS OF THE POLICIES

     Section 7702 of the Code sets forth a definition of a life insurance contract for federal income tax purposes. However, guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, the Policy would not provide the tax advantages normally provided by a life insurance policy.

     With respect to a Policy issued on a standard basis, Western Reserve believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a Policy issued on a substandard basis would satisfy
Section 7702.

     If it is subsequently determined that a Policy does not satisfy Section 7702, Western Reserve may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702, including refunding any premiums that exceed the limits allowed under Section 7702 (together with interest or other earnings on such premiums refunded as required by law). For these reasons, Western Reserve reserves the right to modify the Policy or to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in accordance with U.S. Department of the Treasury ("Treasury") regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Subaccounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how each Portfolio's assets are to be invested. Western Reserve believes that the Subaccounts will be operated in compliance with the Treasury's prescribed requirements and Western Reserve will monitor continued compliance with these requirements.

     In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate accounts used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, an Owner has additional flexibility in allocating Net Premiums and transferring Cash Value. These differences could result in an Owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Western Reserve therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro-rata share of the assets of the Separate Account.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. Western Reserve believes that the Life Insurance Benefit Proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Life Insurance Benefit Proceeds under the Policy should be excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Life Insurance Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or Beneficiary.

     Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" (discussed below). Whether a Policy is or is not a Modified Endowment Contract, upon a surrender or Lapse of a Policy, if the amount received plus the Loan Amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, Owners contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


     In recent years, Congress has adopted new rules relating to life insurance owned by businesses, and the President has proposed legislation affecting deductible interest expense based on all life insurance policies owned by taxpayers other than natural persons. Any business or non-natural persons contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax advisor.



     The President has also recommended legislation that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor with respect to legislative developments and their effect on the Policy.


     MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be completely described in this summary. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums made at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment Contract after a material change. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Life Insurance Benefit and Cash Value at the time of such change and the additional premiums made in the seven years following the material change.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax advisor to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. However, at the time that a premium is credited which, in Western Reserve's view, would cause the Policy to become a Modified Endowment Contract, Western Reserve will notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment Contract.

     DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:


          - First, all distributions, including distributions upon surrender and partial withdrawal from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time.



          - Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan.



          - Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Beneficiary.


     DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Life Insurance Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as Loan Amounts.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10% additional income tax rule. If a Policy which is not a Modified Endowment Contract becomes a Modified Endowment Contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the Modified Endowment Contract rules discussed above.

     POLICY LOAN INTEREST. Generally, interest paid on any loan under, or secured by, a Policy which is owned by an individual is not deductible. Consult a qualified tax advisor before deducting any Policy loan interest.


     INVESTMENT IN THE POLICY. Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Western Reserve (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an Owner's gross income under Section 72(e) of the Code.

            OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE

SALE OF THE POLICIES

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. AFSG, which is located at 4425 North River Blvd., NE, Cedar Rapids, Iowa 52402, was incorporated in Pennsylvania on March 12, 1986, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. No amounts will be retained by AFSG for acting as principal underwriter for the Policies. The maximum sales commission payable to Western Reserve agents or other registered representatives will be approximately 13% of all premiums up to the Target Premium and 5% of all premiums in excess thereof. In addition, certain production, persistency and managerial bonuses may be paid.

VOTING PRIVILEGES

     Western Reserve is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Portfolios. However, as required by law, Western Reserve votes Portfolio shares held in the Subaccounts at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts.

     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force, an Owner holds a voting interest in each Subaccount to which Net Premiums are allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the net asset value per share of the Portfolio in which that Subaccount invests. The net asset value per share of each Portfolio is the value for each share of a Portfolio on any Valuation Day. The method of computing the net asset value per share is described in the prospectuses for the Portfolios.

     The number of votes available to an Owner or person receiving payments under the Policy is determined as of the date coinciding with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner or other person having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

     Portfolio shares as to which no timely instructions are received and shares held by Western Reserve in a Subaccount as to which no Owner or other person has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Certain actions affecting the Separate Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Subaccount Value.

     Western Reserve may, if required by state insurance regulators, disregard voting instructions if such instructions would require Portfolio shares to be voted so as to cause a change in sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, Western Reserve may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Portfolio, provided that Western Reserve reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If

Western Reserve ever disregards voting instructions, you will be advised of that action and of the reasons for such action in the next semi-annual report for the appropriate Portfolio.

WESTERN RESERVE'S DIRECTORS AND EXECUTIVE OFFICERS

     Western Reserve is managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of Western Reserve's directors and executive officers.

EXECUTIVE OFFICERS AND DIRECTORS OF WESTERN RESERVE

     JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER AND PRESIDENT. Chairman of the Board of Directors (1987 -- present) and Chief Executive Officer (1982 -- present), President (1978 -- 1987 and December, 1992 -- present), Director (1978 -- present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 -- present), President (March, 1993 -- present), WRL Series Fund, Inc.; Chairman of the Board (September,
1996 -- present), WRL Investment Management, Inc.; Chairman of the Board (September, 1996 -- present), WRL Investment Services, Inc.; Chairman of the Board of Directors (February, 1997 -- present), AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 -- February, 1991), President (1988 -- 1989), Director
(1976 -- February, 1991), Executive Vice President (1972 -- 1988), Pioneer Western Corporation (financial services), Largo, Florida; Trustee
(1987 -- present), Chairman (December, 1989 to September, 1990 and November, 1990 to present) and President and Chief Executive Officer (November, 1986 to September, 1990), IDEX Series Fund; former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

     ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL OFFICER. Executive Vice President (June, 1993 -- present), Chief Financial Officer (December, 1995 -- present), Senior Vice President (1981 -- June, 1993) and Actuary (1972 -- present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 -- present), WRL Investment Management, Inc.; Director (September, 1996 -- present), WRL Investment Services, Inc.; Executive Vice President (September, 1993 -- present), WRL Series Fund, Inc.

     LAWRENCE G. BROWN(1), SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY. Senior Vice President, General Counsel and Secretary (January, 1995 -- present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President, General Counsel and Secretary (January, 1989 -- December, 1994), AEGON USA, Inc.

     G. JOHN HURLEY(1), EXECUTIVE VICE PRESIDENT. Executive Vice President (June, 1993 -- present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (June, 1993 -- present), Director (March, 1994 -- present), WRL Series Fund, Inc.; Director (September, 1996 -- present), WRL Investment Management, Inc.; Director (September, 1996 -- present), WRL Investment Services, Inc.; Director, President and Chief Executive Officer (February,
1997 -- present), AEGON Asset Management Services, Inc., Largo, Florida; President and Chief Executive Officer (September, 1990 -- present), Trustee (June, 1990 -- present) and Executive Vice President (June, 1988 -- September,
1990) of IDEX Series Fund, former Trustee and Executive Vice President of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 -- August,
1992); Vice President (May, 1988 -- February, 1991) Pioneer Western Corporation (financial services).

     ALLAN J. HAMILTON(1), VICE PRESIDENT, TREASURER AND CONTROLLER. Vice President and Controller (1987 -- present), Treasurer (February,
1997 -- present), Assistant Vice President and Assistant Controller (1983 --
1987), Western Reserve Life Assurance Co. of Ohio; Treasurer and Principal Financial Officer (February, 1997 -- present), WRL Series Fund, Inc.; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), Largo, Florida.

     PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, Director (February, 1991 to present), Western Reserve Life Assurance Co. of Ohio; Vice President and Chief Tax Officer

(1984 -- present), Chief Financial Officer (1992 -- present) AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.

     JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429, Director (1987 -- present), Western Reserve Life Assurance Co. of Ohio; Trustee, IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Director, Regional Marketing (1986 -- January, 1993), Martin Marietta Corporation, Dayton, Ohio.

     LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio 44124, Director (September, 1994 -- present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 -- 1993), Cleveland, Ohio.

     JAMES R. WALKER, DIRECTOR, 3320 Office Park Dr., Dayton, Ohio 45439, Director (June, 1996 -- present) Western Reserve Life Assurance Co. of Ohio; Self-employed, Public Accountant (1996 -- present); Partner, C.P.A.
(1990 -- 1995), Walker-Davis C.P.A.'s, Dayton, Ohio.
----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068.

ADDITIONAL INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS


     The statutory-basis balance sheets of Western Reserve as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998, have been audited by Ernst & Young LLP, independent accountants, whose report thereon is set forth elsewhere herein. Such financial statements are included in this prospectus in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Frederick J. Garland, Jr., FSA whose opinion is filed as an exhibit to the registration statement. [To be added by amendment.]


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits. Western Reserve is not aware of any class action lawsuits naming it as a defendant or involving the Separate Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Western Reserve believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or Western Reserve.

YEAR 2000 MATTERS

     In October 1996, Western Reserve adopted and presently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible, Western Reserve has also engaged the services of a third-party provider that is specialized in Year 2000 issues to work on the Plan.

     As of the date of this prospectus, Western Reserve has identified and made available what it believes are the appropriate resources of hardware, people and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     The Year 2000 computer problem, and its resolution, is complex and multifaceted, and success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with the appropriate and diligent pursuit of a well-conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, Western Reserve's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. See the Portfolios' prospectuses for information on the Portfolios' preparation for Year 2000.

FINANCIAL STATEMENTS


     No financial statements of the Separate Account are included herein because, as of the date of this Prospectus, the Separate Account had only commenced operations for four months. The financial statements of Western Reserve appear on the following pages. The financial statements of Western Reserve should be distinguished from financial statements of the Separate Account and should be considered only as bearing upon Western Reserve's ability to meet its obligations under the Policies.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Corporate Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg and State of Florida on this 26th day of February, 1999.



(SEAL)                                             WRL Series Life Corporate Account
                                                   -----------------------------------------------------
                                                   Registrant
                                                   Western Reserve Life Assurance Co. of Ohio
                                                   -----------------------------------------------------
                                                   Depositor

ATTEST:
           /s/ THOMAS E. PIERPAN                                  By: /s/ JOHN R. KENNEY
--------------------------------------------         -------------------------------------------------
             Thomas E. Pierpan                                        John R. Kenney
    Vice President, Assistant Secretary                           Chairman of the Board,
       and Associate General Counsel                       Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURE AND TITLE                                              DATE
                 -------------------                                              ----

                 /s/ JOHN R. KENNEY                                         February 26, 1999
-----------------------------------------------------
    John R. Kenney, Chairman of the Board, Chief
           Executive Officer and President

                /s/ ALLAN J. HAMILTON                                       February 26, 1999
-----------------------------------------------------
  Allan J. Hamilton, Vice President, Treasurer and
                     Controller

                 /s/ ALAN M. YAEGER                                         February 26, 1999
-----------------------------------------------------
Alan M. Yaeger, Executive Vice President, Actuary and
               Chief Financial Officer

                          *
-----------------------------------------------------
             Patrick S. Baird, Director

                          *
-----------------------------------------------------
              James R. Walker, Director

                          *
-----------------------------------------------------
             Lyman H. Treadway, Director

                          *
-----------------------------------------------------
             Jack E. Zimmerman, Director

                /s/ THOMAS E. PIERPAN                                       February 26, 1999
-----------------------------------------------------
            *Signed by: Thomas E. Pierpan
                 as Attorney-in-fact

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet
The Prospectus, consisting of __ pages
The undertaking to file reports
Representation Pursuant to Section 26(e) (2) (A)
The statement with respect to indemnification
The Rule 484 undertaking
The signatures

Written consent of the following persons:


         (a)     Sutherland, Asbill & Brennan LLP
         (b)     Ernst & Young LLP



The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


         A.      (1)      Resolution of the Board of Directors of Western
                          Reserve establishing the Separate Account *
                 (2)      Not Applicable
                 (3)      (a) Principal Underwriting Agreement *
                          (b) Selected Broker Agreement *
                 (4)      Not Applicable
                 (5)      Specimen Variable Adjustable Life Insurance Policy *
                 (6)      (a)     Second Amended Articles of Incorporation of
                                  Western Reserve **
                          (b)     Amended Code of Regulations (By-Laws) of
                                  Western Reserve **
                 (7)              Not Applicable
                 (8)      (a)     Form of Participation Agreement regarding BT
                                  Insurance Funds Trust ***
                          (b)     Form of Participation Agreement regarding
                                  Russell Insurance Funds ***
                          (c)     Form of Participation Agreement regarding
                                  Federated Insurance Series ***
                 (9)      Not Applicable
                 (10)     Application for Variable Adjustable Life Insurance
                          Policy *
                 (11)     Memorandum describing issuance, transfer and
                          redemption procedures ***
 2. Opinion of Counsel as to the legality of the securities being registered *

3.       Not Applicable
4.       Not Applicable
5. Opinion and consent as to actuarial matters pertaining to the securities being registered *
6.       Consent of Sutherland, Asbill & Brennan LLP (to be added by amendment)
7.       Consent of Ernst & Young LLP (to be added by amendment)
8.       Powers of Attorney ***



----------------------------------
* Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).



** Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).


*** Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)



                                       7